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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               ________________


                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported)--June 11, 1999


                                 ____________


                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)




          Maryland                              1-11437                     52-1893632
(State or other jurisdiction of         (Commission File Number)           (IRS Employer
        Incorporation)                                                   Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                                       20817
(Address of principal executive offices)                                     (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)

                                 ____________


                                Not Applicable

            (Former name or address, if changed since last report)



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Item 5.  Other Events

    The Corporation is filing this Current Report on Form 8-K to report that on June 11, 1999, COMSAT Corporation issued a press release announcing its Annual Meeting of Shareholders has been postponed. At this meeting, COMSAT Corporation shareholders will vote on the proposed merger of Lockheed Martin Corporation and COMSAT Corporation. The meeting, which was originally scheduled for June 18, 1999 is now scheduled for August 20, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION



                                        /s/ Marian S. Block
                                    ---------------------------
                                        Marian S. Block
                                        Vice President, Associate General
                                        Counsel and Assistant Secretary



June 14, 1999